Prospectus supplement dated February 12, 2016
to the following prospectus(es):
Evergreen Ultra Advantage Plus prospectus dated May 1, 2008
Evergreen Ultra Advantage prospectus dated November 25, 2003
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Wells Fargo Advantage Funds Board of Trustees has approved the liquidation of the Wells Fargo Variable Trust – VT Small Cap Value Fund: Class 1 (the "Liquidating Fund"). The expected liquidation date is the close of business on April 29, 2016 (the "Liquidation Date").
Therefore, the following changes apply to the contract:
•	Any remaining account value allocated to the Liquidating Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class I (the "Acquiring Fund").
•	At the close of business on April 27, 2016, the Liquidating Fund will no longer be available to receive transfers or new purchase payments.
GWP-0589